SECURITIES AND EXCHANGE COMMISSTION
                    WASHINGTON, D.C.  20549


                           FORM 8-K
                        CURRENT REPORT


              Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934

                Commission File Number 0-19687

          Date of Report (date of earliest event reported):


                             May 18, 2000


			      Synalloy Corporation
          (Exact name of registrant as specified in charter)

	Delaware	   	                          57-0426694
State of Incorporation             (IRS Employer Identification Number)

                        Post Office Box 5627
	            Spartanburg, South Carolina  29304
             (Address of principal executive offices)


Registrant's telephone number, including area code:	(864) 585-3605



Item 5.		Other Events.

1.	On May 18, 2000, the Board of Directors of the Company approved the form of an amendment (the "Amendment") to be effective May 22, 2000, to its Rights Agreement dated as of February 4, 1999 (as amended, the "Rights Agreement"), between the Company and American Stock Transfer & Trust Company, a state banking association (the "Rights Agent"). The Amendment provided that a person becomes an Acquiring Person (as defined in the Rights Agreement (upon becoming the beneficial owner of fifteen percent (15%) or more of the outstanding common stock of the Company; that a Distribution Date (as defined therein) occurs upon the commencing of a tender or exchange offer for fifteen percent (15%) or more of the outstanding common stock of the Company; and that a person may be declared an Adverse Person (as defined therein) upon becoming the beneficial owner of fifteen percent (15%) or more of the outstanding common stock of the Company. In addition, the Amendment removes the concept of "Continuing Directors" and provides that actions with respect to the Rights, including redemption and termination, shall be by action of the Board of Directors.

A copy of the form of the Amendment is attached as an Exhibit to this Form 8-K.

2.	On May 18, 2000, the Board of Directors voted to amend the
Company's Bylaws to (i) provide a procedure of setting a record date for actions by written consent of shareholders and (ii) address the calling of a special meeting of shareholders.

A copy of the Bylaw Amendments are attached as an Exhibit to this Form 8-K.

Item 7.	Financial Statements, Pro Forma Financial Information and
Exhibits.

(c)	Exhibits.

        4.	      Amendment No. 2 to Rights Agreement with attachments.
        3(ii).	  Amendment to Bylaws.


SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

						SYNALLOY CORPORATION
						(Registrant)


						By:	/s/ James G. Lane, Jr.
						Name:	James G. Lane, Jr.
						Title:Chairman and Chief Executive Officer
						Dated:	May 19, 2000


EXHIBIT 4

                   AMENDMENT NO. 2 TO RIGHTS AGREEMENT


	AMENDMENT NO. 2 to the Rights Agreement, dated as of May 18, 2000 (the "Agreement"), between Synalloy Corporation, a Delaware corporation (the "Company"), and American Stock Transfer & Trust Company, a state banking association (the "Rights Agent").

WHEREAS, the Company and the Rights Agent entered into the Rights
Agreement specifying the terms of the Rights (as defined therein);

WHEREAS, the Company and the Rights Agent desire to amend the Rights Agreement in accordance with Section 27 of the Rights Agreement;

WHEREAS, the Board of Directors of the Company has voted in favor of this Amendment at a meeting of Directors duly called and held;

NOW, THEREFORE, in consideration of the premises and mutual agreements et forth in the Rights Agreement and this Amendment, the parties hereby agree as follows:

	1.	Section 1.	Certain Definitions.  Subsections (b), (f), (i),
(m) and (q) are amended as follows:

(b)	"Acquiring Person" means any Person that, together with
all affiliates and Associates of such Person, is the Beneficial Owner of fifteen percent (15%) or more of the shares of Common Stock then outstanding, but does not include (i) the Company; (ii) any Subsidiary of the Company; (iii) any employee benefit plan of the Company or of any Subsidiary of the Company; (iv) any person organized, appointed or established by the Company for or pursuant to the terms of any such plan; (v) any person that becomes an Acquiring Person pursuant to a Permitted Transaction; (vi) any Person that has become an Acquiring Person inadvertently and, within five (5) Business Days of being requested by the Company to advise it regarding the same, certifies to the Company that such Person-acquired beneficial ownership of shares of Common Stock in excess of fifteen percent (15%) inadvertently or without knowledge of the terms of the Rights and such certification is accepted as true by the Board of Directors acting in good faith, and such Person divests as promptly as practicable a sufficient amount of common Stock so that such Person would no longer hold in excess of fifteen percent (15%) of the Common Stock then outstanding; and (vii) any Person that becomes an Acquiring Person solely as a result of a reduction in the number of outstanding shares of Common Stock in a transaction that is approved by the Board of Directors, provided that such Person will immediately be an Acquiring Person in the event such Person thereafter acquires any additional shares of Common Stock (other than as a result of a stock split or stock dividend) while the Beneficial owner of fifteen percent (15%) or more of the shares of Common Stock then outstanding.

(i)	The definition for "Continuing Director" is deleted in
its entirety.

(j)	"Distribution Date" means the Close of Business on the
tenth (10th) Business Day (unless extended by vote of a the Board of Directors of the Company) after the earlier to occur of (i) the Stock Acquisition Date, (ii) the determination by the Board of Directors of the Company that a Person is an Adverse Person, or (iii) the date any Person commences or publicly announces an intention to commence a tender offer or exchange offer for the Common Stock which would result in, upon the consummation of such offer, the Person making such offer, together with all of its Affiliates and Associations, being the Beneficial Owner of fifteen percent (15%) or more of the Common Stock then outstanding (including any such date that is after the date of this Agreement and prior to the issuance of the Rights); provided, however, that if the tender offer or exchange offer that gave rise to the Distribution Date is cancelled, terminated or otherwise withdrawn within ten (10) Business Days of its announcement, such offer shall be deemed never to have been made and no Distribution Date shall occur with respect thereto.

(m)	"Permitted Transaction" means a stock acquisition or a
tender or exchange offer pursuant to a definitive agreement by which a Person (who is not at the time an Acquiring Person) would become an Acquiring Person and which has been approved by the Board of Directors of the Company prior to the execution of the definitive agreement providing for the acquisition or the public announcement of the offer, as the case may be.

(q)	Section (q), "Requisite Majority," is deleted in its
entirety.

2.	Section 11.  Adjustment of Purchase Price, Number and Kind of
Shares, or Number of Rights. Subsection (a)(ii)(B), (a)(iii) and (q) are amended to read as follows:

(ii)	In the event that

(B)	the Board of Directors of the Company shall
declare any Person to be an Adverse Person, after (x) a determination that such Person, alone or together with its Affiliates and Associates, has become the Beneficial
Owner of fifteen percent (15%) or more of the outstanding shares of Common Stock and (y) a determination by the Board of Directors, after reasonable inquiry and investigation, including such consultation, if any, with such persons as such directors shall deem appropriate, that (a) such Beneficial Ownership by such person is intended to cause, is reasonably likely to cause or will cause the Company to repurchase the Common Stock beneficially owned by such Person or to cause pressure on the Company to take action or enter into a transaction or series of transactions which would provide such Person with short-term financial gain under circumstances where the Board of Directors determines that the best long-term interests of the Company and its shareholders, but for the actions and possible actions of such Person, would not be served by taking such action or entering into such transactions or series of transactions at that time or
(b) such Beneficial Ownership is causing or reasonably likely to cause a material adverse impact (including, but not limited to, impairment of relationships with customers or impairment of the Company's ability to maintain its competitive position) on the business or prospects of the Company; provided, however, that the Board of Directors of the Company may not declare a Person to be an Adverse Person if, prior to the time that such Person acquired fifteen percent (15%) percent or more of the shares of Common Stock then outstanding, such Person provided to the Board of Directors in writing a statement of such Person's purpose and intentions in connection with the proposed acquisition of Common Stock, together with any other information reasonably requested of such Person by the Board of Directors, and the Board of Directors, based on such statement and reasonable inquiry and investigation, including such consultation, if any, with such persons as the Directors shall deem appropriate, determines to notify and notifies such Person in writing that it will not declare such Person to be an Adverse Person; provided further, that the Board of Directors may expressly condition in any manner a determination not to declare a Person an Adverse Person on such conditions as the Board of Directors may select, including without limitation, such Person's not acquiring more than a specified amount of stock and/or on such Person's not taking actions inconsistent with the purposes and intentions disclosed by such Person in the statement provided to the Board of Directors. No delay or failure by the Board of Directors to declare a Person to be an Adverse Person shall in any way waive or otherwise affect the power of the Directors subsequently to declare a Person to be an Adverse Person. In the event that the Board of Directors should at any time determine, upon reasonable inquiry and investigations, including consultation with such persons as the Directors shall deem appropriate, that such Person has not met or complied with any condition specified by the Board of Directors, the Directors may at any time thereafter declare such Person to be an Adverse Person pursuant to the provisions of this Section 11(a)(ii)(B)

then, proper provision will be made so that each Right holder (except as provided in Section 7(e)) will thereafter have the right to receive, upon exercise of such Right at the then current Purchase Price in accordance with the terms of this Agreement, such number of Rights Shares equal to the result obtained by (x) multiplying the then current Purchase Price by the then number of Rights Shares for which a Right is then exercisable times 5 and (y) dividing that product by fifty (50%) percent of the current Market Price (defined in Section 11(d)) per share of Common Stock on the date such Person became an Acquiring Person or an Adverse Person (such number of Rights Shares, the "Adjustment Shares"). For example, if the then Purchase Price for a share of Common Stock is $25.00 and the then current market price is $10.00 per share, a holder of a Right on payment of $25.00 shall be entitled to receive five
(5) shares of Common Stock

	(25 x .2 x 5)/(.50) (10).

(iii)	In the event that the number of shares of Common
Stock that are authorized by the Company's articles of incorporation but not issued, or issued but not outstanding, are not sufficient to permit the exercise in full of the Rights in accordance with Section 11(a)(ii), the Company will, upon the exercise of a Right and payment of the applicable Purchase Price, (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the "Current Value"), and (B) with respect to each Right (subject to Section 7(e)), make adequate provision to substitute for the Adjustment Shares
(1) cash, (2) reduction in the Purchase Price, (3) other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock), that the Board of Directors of the Company has deemed to have essentially the same Rights, privileges and preferences as shares of Common Stock ("Common Stock Equivalents")), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been conclusively determined by the Board of Directors of the Company based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors of the Company; provided, however, that if the Company has not made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the first occurrence of a Section 11(a)(ii) Event, then the Company will be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares or cash have an aggregate value equal to the Spread. The term
"Spread' means the excess of (i) the Current Value over (ii) the Purchase Price. If the Board of Directors determines in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the 30-day period set forth above may be extended to the extent necessary, but no more than ninety (90) days after the Section 11(a)(ii) Triggering Event, in order that the Company may seek shareholder approval for the authorization of such additional shares (such 30-day period, as it may be extended, being the "Substitution Period"). To the extent that action is to be taken pursuant to this Section 11(a)(iii), the Company (1) will provide, subject to Section 7(e), that such action will apply uniformly to all outstanding Rights, and (2) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any required shareholder approval or to decide the appropriate form of distribution to be made and the value thereof. In the event of any such suspension, the Company will issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension no longer remains in effect. For purposes of this Section 11(a)(iii), the Current Value of each Adjustment Share will be the Current Market Price per share of the Common Stock on the effective date of the Section 11(a)(ii) Event and the per share or per unit value of any Common Stock Equivalent will be deemed to equal the Current Market Price per share of the Common Stock on such date.

(q)	In the event that the Rights become exercisable following
a Section 11(a)(ii) Event, the Company, by action of the Board of Directors of the Company, may permit the Rights, subject to Section 7(e), to be exercised for fifty (50%) percent of the shares of Common Stock (or cash or other securities or assets to be substituted for the Adjustment Shares pursuant to Section 11(a)(iii)) that would otherwise be purchasable under Section 11(a) in consideration of the surrender to the Company of the Rights so exercised and without other payment of the Purchase Price. Rights exercised under this Section 11(q) will be deemed to have been exercised in full and will be cancelled.

3.	Section 13.  Consolidation, Merger or Sale or Transfer of
Assets or Earning Power.  Subsection (d) is amended to read as follows:

	(d)	In the event that the Rights become exercisable under
Section 13(A), the Company, by action of the Board of Directors of the Company, may agree with the Principal Party that the Principal Party may permit the Rights to be exercised for fifty (50%) percent of the Common Shares of the Principal Party that would otherwise be purchasable under Section 13(a), in consideration of the surrender to the Principal Party, as the successor to the Company under Section 13(a)(ii), of the Rights so exercised and without other payment of the Purchase Price. Rights exercised under this Section 13(e) will be deemed to have been exercised in full and cancelled.

	4.	Section 23.  Redemption and Termination.  Subsections (a) and
(b) are amended to read as follows:

(a)	The Company may, at its option, by action of the Board of
Directors of the Company, at any time prior to the earlier of (i) the Distribution Date, or (ii) the Final
Expiration Date, redeem all but not fewer than all the then outstanding Rights at the Redemption Price (the date of such redemption, the "Redemption Date"), and the Company, at its option, may pay the Redemption Price either in cash or Common Stock or other securities of the Company, deemed by the Board of Directors, in the exercise of its sole discretion, to be at least equivalent in value to the Redemption Price.

(b)	Immediately upon the action of  the Board of Directors of
the Company ordering the redemption of the Rights, evidence of which has been filed with the Rights Agent and without further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights will be to receive the Redemption Price. Promptly after the action of the Board of Directors of the Company ordering the redemption of the Rights, the Company will give notice of such redemption to the Rights Agent and to the holders of the then outstanding Rights by mailing such notice to all such holders at each holder's last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Any notice that is mailed in the manner in this Agreement provided will be deemed given, whether or not the holder receives such notice. In any case, failure to give such notice by mail, or any defect in the notice, to any particular holder of Rights shall not affect the sufficiency of the notice to other holders of Rights.

5.	Section 29.  Determination and Actions by the Board of
Directors, Etc., is amended to read as follows:

For all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, will be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement. The Board of Directors of the Company will have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or to the Company, or as may be necessary or advisable in the Administration of this Agreement, including, without limitation, the rights and power to (a) interpret the provisions of this Agreement, and (b) make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not redeem the Rights, to amend the Agreement or to extend the Distribution
Date). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) that are done or made by the Board of Directors in good faith, will (x) be final, conclusive, and binding on the Company, the Rights Agent, the holders of the Rights, and all other parties, and (y) not subject the Board of Directors or the Continuing Directors to any liability to the holders of the Rights.


	IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment as of May 22, 2000.


						SYNALLOY CORPORATION


						By:

						Its:



						AMERICAN STOCK TRANSFER & TRUST
COMPANY


						By:

						Its:



Exhibit A to the Rights Agreement, the "Form of Rights Certificate" is amended in its entirety to read as follows:

Exhibit "A" to Rights Agreement


Rights Certificate No. ____

[FORM OF RIGHTS CERTIFICATE]

_______ Rights

NOT EXERCISABLE AFTER MARCH 26, 2009 OR EARLIER IF REDEEMED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.01 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED INT HER RIGHTS AGREEMENT) AND BY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID.

Rights Certificate

SYNALLOY CORPORATION

	This certifies that ___________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions, and conditions of the Rights Agreement, dated as of February 4, 1999, (as amended from time to time, the "Rights Agreement"), between Synalloy Corporation, a Delaware corporation (the "Company"), and ____________________ (the "Rights Agent"), to purchase from the Company at any time prior to 5:00 p.m. (South Carolina time) on March 26, 1999, at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent two-tenths (2/10ths) of one (1) share of Common Stock (the "Common Stock") of the Company, at a purchase price of Twenty-Five Dollars ($25) per share (the "Purchase Price"), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares that may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of March 26, 1999, based on the Common Stock as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Common Stock or other securities, that may be purchased upon the exercise of the rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events.

This Rights Certificate is subject to all of the terms, provisions, and conditions of the Rights Agreement, which terms, provisions, and conditions are incorporated herein by reference and made a part of this Certificate and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties, and immunities hereunder of the Rights Agent, the Company, and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the certain circumstances set forth in the Rights Agreement.

	Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent. All capitalized terms not otherwise defined have the meaning set forth in the Rights Agreement.

	Upon the occurrence of a Section 11(a)(ii) Event, if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Adverse Person or an Affiliate or Associate of any such Person, (ii) a transferee of any such Acquiring Person or Adverse Person or an Associate or Affiliate of such Person, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a Person who, after such transfer, became an Acquiring Person or an Adverse Person or an Affiliate or Associate of such Person, such Rights will become null and void and no holder of this Certificate will have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

	This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Common Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered have entitled such holder to purchase. If this Rights Certificate is exercised in part, the holder will be entitled to receive upon surrender of this Certificate another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

	Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption priced of $0.01 per Right. In addition, in certain circumstances the Rights may be exchanged, in whole or in part, for shares of the Common Stock. Immediately upon the action of the Board of Directors of the Company authorizing any such exchange, and without any further action or any notice, the Rights (other than Rights that are not subject to such exchange) will terminate and the Rights will only enable holders to receive the shares issuable upon such exchange.

	No fractional shares of Common Stock will be issued upon the exercise of any Right or Rights evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Rights Certificate will be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Common Stock or of any other securities of the Company that may at any time be issuable on the exercise hereof, nor will anything contained in the Rights Agreement or herein be construed to confer upon the holder of this Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or rights evidenced by this Rights Certificate have been exercised as provided in the Rights Agreement.

	This Rights Certificate will not be valid or obligatory for any purpose until it has been countersigned by the Rights Agent.

	IN WITNESS WHEREOF, the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of:	_____________________


ATTEST:					SYNALLOY CORPORATION


_________________________________
						By:	_______________________________
						Its:	_______________________________

Countersigned:


By:	___________________________
	Authorized Signature



[FORM OF REVERSE SIDE OF RIGHTS CERTIFICATE]

(To be executed by the registered holder if such holder desires to transfer the Rights Certificate.)

	FOR VALUE RECEIVED hereby sells, assigns, and transfer unto
__________________

___________________________________________________________________________

___________________________________________________________________________
(Please print name and address of transferee)

	This Rights Certificate, together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint ____________________- attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution. The undersigned acknowledges that this Assignment is voidable by the Company if it contains any material misstatement of fact by the transferor.


Dated:	______________________
	__________________________________
							Signature


Signature Guaranteed:

_____________________________________


Certificate

	The undersigned hereby certifies by checking the appropriate boxes that:

1.	this Rights Certificate [  ] is [  ] is not being sold, assigned, or transferred by or on behalf of a Person who is or was an Acquiring Person or an Adverse Person or an Affiliate or Associate of any such Person (as such terms are defined pursuant to the Rights Agreement).

2.	after due inquiry and to the best knowledge of the undersigned, it
[  ] did [  ] did not acquire the Rights evidenced by this Rights
Certificate from any Person who is, was or subsequently became an Acquiring Person or an Adverse Person or an Affiliate or Associate of such Person.


Dated:	_______________________________
	__________________________________
							Signature


Signature Guaranteed:

_____________________________________


	Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United State.




[FORM OF REVERSE SIDE OF RIGHTS CERTIFICATE]

(To be executed by the registered holder if such holder desires to transfer the Rights Certificate.)

	FOR VALUE RECEIVED hereby sells, assigns, and transfer unto
__________________

___________________________________________________________________________

___________________________________________________________________________
(Please print name and address of transferee)

	This Rights Certificate, together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint ____________________- attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution. The undersigned acknowledges that this Assignment is voidable by the Company if it contains any material misstatement of fact by the transferor.


Dated:	______________________
	__________________________________
							Signature


Signature Guaranteed:

_____________________________________


Certificate

	The undersigned hereby certifies by checking the appropriate boxes that:

3.	this Rights Certificate [  ] is [  ] is not being sold, assigned, or transferred by or on behalf of a Person who is or was an Acquiring Person or an Adverse Person or an Affiliate or Associate of any such Person (as such terms are defined pursuant to the Rights Agreement).

4.	after due inquiry and to the best knowledge of the undersigned, it
[  ] did [  ] did not acquire the Rights evidenced by this Rights
Certificate from any Person who is, was or subsequently became an Acquiring Person or an Adverse Person or an Affiliate or Associate of such Person.


Dated:	_______________________________
	__________________________________
							Signature


Signature Guaranteed:

_____________________________________


	Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United State.




Exhibit "C" to the Rights Agreement

FORM OF ELECTION TO PURCHASE


	The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alternation or enlargement or any change whatsoever.


To:	SYNALLOY CORPORATION:

	The undersigned hereby irrevocably elects to exercise ____________- Rights represented by this Rights Certificate to purchase the shares of Common Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person that may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to:

	Please insert social security or other identifying number:
	_______________________

	Please print name and address:

	_____________________________________________________________________
__

	_____________________________________________________________________
__

	If such number of Rights are not all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights will be registered in the name of and delivered to:

	Please insert social security or other identifying number:
	_______________________

	Please print name and address:

	_____________________________________________________________________
__

	_____________________________________________________________________
__



FORM OF ELECTION TO PURCHASE (continued)


	The undersigned acknowledges that this Election to Purchase is voidable by the Company if it contains any material misstatement of fact by the undersigned.

Date:	__________________________		_________________________
						          Signature

Signature Guaranteed:
_______________________________________________-

Certificate

	The undersigned hereby certifies by checking the appropriate boxes that:

5.	this Rights Certificate [  ] is [  ] is not being sold, assigned, or transferred by or on behalf of a Person who is or was an Acquiring Person or an Adverse Person or an Affiliate or Associate of any such Person (as such terms are defined pursuant to the Rights Agreement).

6.	after due inquiry and to the best knowledge of the undersigned, it
[  ] did [  ] did not acquire the Rights evidenced by this Rights
Certificate from any Person who is, was or subsequently became an Acquiring Person or an Adverse Person or an Affiliate or Associate of such Person.


Dated:	_____________________________	___________________________
							          Signature


Signature Guaranteed: ____________________________________




	Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United State.





EXHIBIT 3(ii)

SYNALLOY CORPORATION

BYLAWS AMENDMENTS


ARTICLE II

1.	Article II, Section 3. of the Company's Bylaws is amended to read in its entirety as follows:

Section 3. Special Meetings. Special Meetings of the shareholders of the Corporation may be called at any time, for any purpose or purposes, by the Chairman of the Board or the President or the Board of Directors.

2.	A new Article II, Section 11 is added to the Company's Bylaws and reads as follows:

Section 11.	Setting of Record Date for Actions by Written
Consent. In order that the Corporation may determine the shareholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any shareholder of record seeking to have the shareholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within ten (10) days after the date on which such a request is received, adopt a resolution fixing the record date. If no record date has been fixed by the Board of Directors within ten (10) days of the date on which such a request is received, the record date for determining shareholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or any officer or agent of the corporation having custody of the book in which proceedings of meetings of shareholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining shareholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.